UNCONSOLIDATED EQUITY INVESTEE (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Investment in unconsolidated joint venture	$ 0	$ 1,258,607
Share of total assets	0	1,281,758
Share of total liabilities	0	23,151
Share of revenue	0	0
Share of net profits	$ 0	$ 0